UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2019

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Corporate Drive Plano, Texas 75024 United States of America	Yum China Building 20 Tian Yao Qiao Road Shanghai 200030 People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2019, Ms. Shella Ng notified Yum China Holdings, Inc. (the “Company”) that she intends to resign as Chief Legal Officer and Corporate Secretary of the Company, effective April 30, 2019 (the “Effective Date”). The Company’s board of directors (the “Board”) has appointed Ms. Pingping Liu, the Company’s Senior Legal Director and Assistant Corporate Secretary, as acting Chief Legal Officer and Corporate Secretary as of May 1, 2019. The Company is in the process of conducting a search to identify a successor.

The Company and Ms. Ng entered into a term employment agreement (the “Term Agreement”) dated March 22, 2019 pursuant to which Ms. Ng agreed to serve as senior consultant to the Company from May 1, 2019 to November 30, 2019. In such capacity, Ms. Ng will advise the Company’s management and the Board on matters pertaining to corporate governance and compliance, provide counsel and guidance with regard to the legal and corporate secretary function and other special projects. In consideration for her services, Ms. Ng will be paid a monthly compensation of HK$100,000, continue to participate in certain Company employee benefit plans and receive continued vesting of her outstanding equity awards.  In addition, Ms. Ng will be entitled to a 2019 annual bonus, on a pro-rata basis through the Effective Date, in an amount no less than HK$700,000. Under the terms of the Term Agreement, Ms. Ng has agreed to be bound by covenants relating to non-competition, non-solicitation, non-disparagement and non-disclosure.

The foregoing summary of the Term Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are attached to this report:

Exhibit No.	Exhibit Description

10.1	Term Employment Agreement, dated March 22, 2019, by and between Yum China Holdings, Inc. and Shella Ng

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

By:	/s/ Jacky Lo
Name: Jacky Lo
Title: Chief Financial Officer

Date: March 22, 2019